Exhibit 99.1

N E W S

October 19, 2005

William J. Brunner, CFO - Shareholders & Analysts (317) 269-1614 Beth Copeland - Media (317) 269-1395

FOR IMMEDIATE RELEASE

First Indiana Announces Third Quarter Earnings

        (INDIANAPOLIS) — First Indiana Corporation today announced net income of $6.6 million, or $0.47 per diluted share, for the quarter ended September 30, 2005. For the nine months ended September 30, 2005, First Indiana’s net income was $18.5 million, or $1.32 per diluted share.

        Annualized return on average assets for the third quarter was 1.36 percent, compared with 1.34 percent in the second quarter of 2005. Annualized return on average equity was 14.80 percent in the third quarter, compared with 14.42 percent in the second quarter of 2005.

        Loans outstanding increased $64 million or 4 percent in the third quarter to $1.59 billion. Average deposits were flat in the third quarter at $1.39 billion.

        Net interest margin was 3.90 percent for the third quarter of 2005, compared with 3.89 percent for the second quarter of 2005.

First Indiana Announces Third Quarter Earnings
October 19, 2005

        No provision for loan losses was taken for the third quarter of 2005, compared with a negative $650,000 for the previous quarter. The provision for loan losses for the nine months ended September 30, 2005 was a negative $3.2 million. Net loan charge-offs for the third quarter of 2005 were $5.9 million, compared with $1.7 million, for the second quarter of 2005. Non-performing loans decreased to $6.4 million at September 30, 2005, compared with $13.0 million at June 30, 2005. Non-performing loans were 0.40 percent of loans at September 30, 2005, compared with 0.85 percent of loans at June 30, 2005.

        In accordance with the Board’s plans, Robert H. Warrington will become chief executive officer of the corporation, effective January 1, 2006. He will continue as president of the corporation, and Marni McKinney will continue as chairman.

        The Board of Directors declared a quarterly dividend of $0.20 per share of common stock. The dividend will be paid December 15, 2005, to shareholders of record as of December 6, 2005. This is the 76th consecutive quarter First Indiana has paid a cash dividend.

        Additionally today, First Indiana Bank entered into a technology outsourcing agreement with Metavante Corporation for the provision of core processing services.

        The corporation will host a conference call to discuss third quarter financial results on Thursday, October 20 at 2:00 p.m. Indianapolis time (3:00 p.m. New York City time; 2:00 p.m. Chicago time.) To participate, please call (800) 278-9857 and ask for First Indiana third quarter 2005 earnings. A replay of the call will be available from 5:00 p.m. EST October 20, through midnight, October 27. To hear the replay, call (800) 642-1687 and use conference ID: 1285233.

        First Indiana Corporation (Nasdaq: FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered

First Indiana Announces Third Quarter Earnings
October 19, 2005

in Indianapolis. Founded in 1915, First Indiana Bank is a national bank with 30 offices in central Indiana. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release.

        This press release contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, changes in interest rates; changes in general economic and financial conditions, both nationally and in Indiana; failure to attract and retain a sufficient amount of deposits; delay in or inability to execute strategic initiatives designed to grow revenues and/or reduce expenses; the retention of key employees and customers; new or existing litigation; losses, customer bankruptcy, claims and assessments; new legal/and or regulatory obligations or restrictions; and changes in accounting, tax, or regulatory practices or requirements. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004,

First Indiana Announces Third Quarter Earnings
October 19, 2005

and subsequent filings with the United Stated Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s web site at www.firstindiana.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended			For the Nine Months Ended
	September 30 2005	June 30 2005	September 30 2004	September 30 2005	September 30 2004
Net Interest Income	$ 17,734	$ 17,238	$ 17,769	$ 51,312	$ 52,522
Provision for Loan Losses	—	(650)	5,300	(3,200)	11,550
Non-Interest Income	9,361	9,157	9,847	24,477	31,408
Non-Interest Expense	16,627	16,963	20,379	49,600	55,811
Income from Continuing Operations, Net of Taxes	6,615	6,283	1,307	18,520	10,626
Income (Loss) from Discontinued Operations, Net of Taxes	—	—	(2,526)	—	(1,436)
Net Income (Loss)	6,615	6,283	(1,219)	18,520	9,190

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.48	$ 0.46	$ 0.08	$ 1.34	$ 0.68
Income (Loss) from Discontinued Operations, Net of Taxes	—	—	(0.16)	—	(0.09)

Net Income (Loss)	$ 0.48	$ 0.46	$ (0.08)	$ 1.34	$ 0.59

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.47	$ 0.45	$ 0.08	$ 1.32	$ 0.67
Income (Loss) from Discontinued Operations, Net of Taxes	—	—	(0.16)	—	(0.09)

Net Income (Loss)	$ 0.47	$ 0.45	$ (0.08)	$ 1.32	$ 0.58

Dividends Per Share	$ 0.200	$ 0.180	$ 0.165	$ 0.560	$ 0.495

Net Interest Margin	3.90%	3.89%	3.69%	3.85%	3.52%
Efficiency Ratio (1)	61.36	64.27	73.79	65.44	66.50
Annualized Return on Average Assets (2)	1.36	1.34	(0.24)	1.31	0.58
Annualized Return on Average Equity (2)	14.80	14.42	(2.27)	14.10	5.75

Average Basic Shares Outstanding	13,705,157	13,798,023	15,638,446	13,773,951	15,627,885
Average Diluted Shares Outstanding	14,057,423	14,028,892	15,638,446	14,069,049	15,808,056

	September 30 2005	June 30 2005	September 30 2004
Assets	$ 2,003,095	$ 1,914,867	$ 2,033,779
Loans	1,585,434	1,521,710	1,644,604
Deposits	1,426,419	1,443,170	1,448,944
Shareholders’ Equity	176,207	176,539	209,420

Shareholders’ Equity/Assets	8.80%	9.22%	10.30%
Tangible Equity/Tangible Assets	7.22%	7.57%	8.74%

Shareholders’ Equity Per Share	$ 12.74	$ 12.68	$ 13.39
Market Closing Price	34.07	29.67	20.10

Shares Outstanding	13,830,640	13,918,041	15,636,856

(1)	Based on continuing operations.
(2)	Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	September 30 2005	June 30 2005	September 30 2004
Assets
Cash	$ 52,882	$ 64,189	$ 58,268
Interest-Bearing Due from Banks	7,351	8,616	21,267
Federal Funds Sold	28,500	—	—
Securities Available for Sale	228,807	226,391	213,388
Other Investments	26,540	26,540	25,772
Loans
Business	550,581	504,062	482,881
Commercial Real Estate	168,340	163,963	179,525
Single-Family Construction	89,141	82,529	185,448
Consumer	509,390	500,980	519,535
Residential Mortgage	267,982	270,176	277,215

Total Loans	1,585,434	1,521,710	1,644,604
Allowance for Loan Losses	(41,046)	(46,969)	(52,511)

Net Loans	1,544,388	1,474,741	1,592,093
Premises and Equipment	23,629	24,272	24,083
Accrued Interest Receivable	9,438	8,942	8,427
Loan Servicing Rights	—	—	5,049
Goodwill	30,682	30,682	30,682
Other Intangible Assets	3,380	3,554	4,082
Assets of Discontinued Operations	—	—	7,608
Other Assets	47,498	46,940	43,060

Total Assets	$ 2,003,095	$ 1,914,867	$ 2,033,779

Liabilities
Non-Interest-Bearing Deposits	$ 290,966	$ 292,124	$ 291,875
Interest-Bearing Deposits
Demand Deposits	181,641	222,169	180,532
Savings Deposits	478,119	470,145	472,453
Certificates of Deposit	475,693	458,732	504,084

Total Interest-Bearing Deposits	1,135,453	1,151,046	1,157,069

Total Deposits	1,426,419	1,443,170	1,448,944
Short-Term Borrowings	193,751	178,891	152,185
Federal Home Loan Bank Advances	128,015	42,347	143,309
Subordinated Notes	46,750	46,719	46,627
Accrued Interest Payable	2,006	1,959	2,369
Advances by Borrowers for Taxes and Insurance	1,741	960	2,693
Liabilities of Discontinued Operations	—	—	1,653
Other Liabilities	28,206	24,282	26,579

Total Liabilities	1,826,888	1,738,328	1,824,359

Shareholders’ Equity
Common Stock	162	161	176
Capital Surplus	14,634	12,877	48,292
Retained Earnings	199,642	195,354	186,823
Accumulated Other Comprehensive Income (Loss)	(2,245)	(1,371)	(780)
Treasury Stock at Cost	(35,986)	(30,482)	(25,091)

Total Shareholders’ Equity	176,207	176,539	209,420

Total Liabilities and Shareholders’ Equity	$ 2,003,095	$ 1,914,867	$ 2,033,779

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended			Nine Months Ended
	September 30 2005	June 30 2005	September 30 2004	September 30 2005	September 30 2004
Interest Income
Interest-Bearing Due from Banks	$ 32	$ 21	$ 14	$ 110	$ 161
Federal Funds Sold	27	13	—	58	—
Securities Available for Sale	2,168	2,134	1,900	6,201	6,012
Dividends on Other Investments	321	283	301	878	883
Loans	25,319	23,580	23,377	70,748	69,729

Total Interest Income	27,867	26,031	25,592	77,995	76,785
Interest Expense
Deposits	6,843	6,135	4,821	18,073	15,385
Short-Term Borrowings	1,503	971	417	3,227	998
Federal Home Loan Bank Advances	944	847	1,738	2,860	5,354
Subordinated Notes	843	840	847	2,523	2,526

Total Interest Expense	10,133	8,793	7,823	26,683	24,263

Net Interest Income	17,734	17,238	17,769	51,312	52,522
Provision for Loan Losses	—	(650)	5,300	(3,200)	11,550

Net Interest Income After Provision for Loan Losses	17,734	17,888	12,469	54,512	40,972
Non-Interest Income
Deposit Charges	4,445	4,284	4,470	12,520	13,086
Loan Servicing Income	1	47	(174)	58	111
Loan Fees	501	459	887	1,510	2,351
Trust Fees	944	907	898	2,778	2,651
Investment Product Sales Commissions	188	117	374	449	1,559
Sale of Loans	2,515	2,725	2,663	7,785	8,506
Sale of Loan Servicing	37	1	—	(1,669)	—
Net Investment Securities Gain (Loss)	—	—	—	(813)	280
Other	730	617	729	1,859	2,864

Total Non-Interest Income	9,361	9,157	9,847	24,477	31,408
Non-Interest Expense
Salaries and Benefits	9,923	9,984	11,120	29,375	31,806
Net Occupancy	1,051	1,367	1,008	3,458	3,042
Equipment	1,365	1,311	1,533	4,022	4,560
Professional Services	1,261	1,091	1,468	3,408	3,764
Marketing	633	700	547	1,910	1,641
Telephone, Supplies, and Postage	739	768	915	2,314	2,616
Other Intangible Asset Amortization	174	174	180	522	539
OREO Expenses	(253)	58	1,400	(163)	1,271
Other	1,734	1,510	2,208	4,754	6,572

Total Non-Interest Expense	16,627	16,963	20,379	49,600	55,811

Income from Continuing Operations	10,468	10,082	1,937	29,389	16,569
Income Taxes	3,853	3,799	630	10,869	5,943

Income from Continuing Operations, Net of Taxes	6,615	6,283	1,307	18,520	10,626
Discontinued Operations
Income (Loss) from Discontinued Operations	—	—	(2,713)	—	(936)
Income Taxes	—	—	(187)	—	500

Income (Loss) from Discontinued Operations, Net of Taxes	—	—	(2,526)	—	(1,436)

Net Income (Loss)	$ 6,615	$ 6,283	$(1,219)	$ 18,520	$ 9,190

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.48	$ 0.46	$ 0.08	$ 1.34	$ 0.68
Income (Loss) from Discontinued Operations, Net of Taxes	—	—	(0.16)	—	(0.09)

Net Income (Loss)	$ 0.48	$ 0.46	$ (0.08)	$ 1.34	$ 0.59

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.47	$ 0.45	$ 0.08	$ 1.32	$ 0.67
Income (Loss) from Discontinued Operations, Net of Taxes	—	—	(0.16)	—	(0.09)

Net Income (Loss)	$ 0.47	$ 0.45	$ (0.08)	$ 1.32	$ 0.58

Dividends Per Common Share	$ 0.200	$ 0.180	$ 0.165	$ 0.560	$ 0.495

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	September 30, 2005			September 30, 2004
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 4,161	$ 32	3.07%	$ 4,319	$ 14	1.32%
Federal Funds Sold	3,293	27	3.21	—	—	—
Securities Available for Sale	230,206	2,168	3.77	216,169	1,900	3.52
Other Investments	26,540	321	4.83	25,712	301	4.68
Loans
Business	520,436	8,929	6.81	492,756	6,466	5.22
Commercial Real Estate	163,598	2,902	7.04	173,525	2,791	6.40
Single-Family Construction	85,851	1,472	6.80	188,452	2,437	5.15
Consumer	510,536	8,770	6.87	536,646	8,290	6.18
Residential Mortgage	271,002	3,246	4.79	286,504	3,393	4.74

Total Loans	1,551,423	25,319	6.50	1,677,883	23,377	5.56

Total Earning Assets	1,815,623	27,867	6.11	1,924,083	25,592	5.31
Other Assets	116,184			125,562

Total Assets	$1,931,807			$2,049,645

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 185,820	$ 233	0.50%	$ 183,903	$ 158	0.34%
Savings Deposits	471,668	2,326	1.96	487,772	1,097	0.89
Certificates of Deposit	483,273	4,284	3.52	508,428	3,566	2.79

Total Interest-Bearing Deposits	1,140,761	6,843	2.38	1,180,103	4,821	1.63
Short-Term Borrowings	202,772	1,503	2.94	131,871	417	1.26
Federal Home Loan Bank Advances	85,994	944	4.35	192,395	1,738	3.59
Subordinated Notes	46,740	843	7.22	46,616	847	7.27

Total Interest-Bearing Liabilities	1,476,267	10,133	2.73	1,550,985	7,823	2.01
Non-Interest-Bearing Demand Deposits	246,881			248,908
Other Liabilities	31,365			35,958
Shareholders’ Equity	177,294			213,794

Total Liabilities and Shareholders’ Equity	$1,931,807			$2,049,645

Net Interest Income/Spread		$17,734	3.38%		$17,769	3.30%

Net Interest Margin			3.90%			3.69%

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Nine Months Ended
	September 30, 2005			September 30, 2004
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 5,985	$ 110	2.44%	$ 19,807	$ 161	1.09%
Federal Funds Sold	2,737	58	2.86	—	—	—
Securities Available for Sale	224,872	6,201	3.68	215,809	6,012	3.71
Other Investments	26,415	878	4.43	25,440	883	4.63
Loans
Business	490,930	23,509	6.40	497,053	18,685	5.02
Commercial Real Estate	168,131	8,395	6.68	177,159	7,550	5.69
Single-Family Construction	75,660	3,635	6.42	188,201	6,715	4.77
Consumer	508,104	25,582	6.71	566,084	25,933	6.11
Residential Mortgage	273,355	9,627	4.70	302,490	10,846	4.78

Total Loans	1,516,180	70,748	6.23	1,730,987	69,729	5.38

Total Earning Assets	1,776,189	77,995	5.86	1,992,043	76,785	5.14
Other Assets	110,693			123,041

Total Assets	$1,886,882			$2,115,084

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 190,678	$ 604	0.42%	$ 184,620	$ 473	0.34%
Savings Deposits	468,762	5,848	1.67	472,920	2,703	0.76
Certificates of Deposit	469,006	11,621	3.31	590,035	12,209	2.76

Total Interest-Bearing Deposits	1,128,446	18,073	2.14	1,247,575	15,385	1.65
Short-Term Borrowings	168,017	3,227	2.57	126,515	998	1.05
Federal Home Loan Bank Advances	89,712	2,860	4.26	207,907	5,354	3.44
Subordinated Notes	46,709	2,523	7.20	46,585	2,526	7.23

Total Interest-Bearing Liabilities	1,432,884	26,683	2.49	1,628,582	24,263	1.99
Non-Interest-Bearing Demand Deposits	245,876			238,488
Other Liabilities	32,502			35,101
Shareholders’ Equity	175,620			212,913

Total Liabilities and Shareholders’ Equity	$1,886,882			$2,115,084

Net Interest Income/Spread		$51,312	3.37%		$52,522	3.15%

Net Interest Margin			3.85%			3.52%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30 2005	June 30 2005	September 30 2004	September 30 2005	September 30 2004
Allowance for Loan Losses at Beginning of Period	$46,969	$ 49,345	$52,432	$ 53,172	$53,197
Charge-Offs
Business	5,036	849	1,946	6,285	9,769
Commercial Real Estate	—	—	630	—	630
Single-Family Construction	—	—	1,923	—	1,923
Consumer	1,624	1,835	1,313	4,940	3,767
Residential Mortgage	2	62	135	92	190

Total Charge-Offs	6,662	2,746	5,947	11,317	16,279
Recoveries
Business	209	362	526	801	3,440
Commercial Real Estate	—	248	—	278	—
Single-Family Construction	1	36	—	237	62
Consumer	529	374	200	1,075	541

Total Recoveries	739	1,020	726	2,391	4,043

Net Charge-Offs	5,923	1,726	5,221	8,926	12,236
Provision for Loan Losses	—	(650)	5,300	(3,200)	11,550

Allowance for Loan Losses at End of Period	$41,046	$ 46,969	$52,511	$ 41,046	$52,511

Net Charge-Offs to Average Loans (Annualized)	1.51%	0.46%	1.24%	0.79%	0.94%
Allowance for Loan Losses to Loans at End of Period	2.59	3.09	3.19
Allowance for Loan Losses to Non-Performing Loans at End of Period	643.76	362.31	218.16

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	September 30, 2005	June 30, 2005	September 30, 2004
Non-Performing Loans
Non-Accrual Loans
Business	$2,204	$10,409	$15,854
Commercial Real Estate	—	—	1,184
Single-Family Construction	—	—	180
Consumer	2,258	1,386	1,988
Residential Mortgage	172	32	144

Total Non-Accrual Loans	4,634	11,827	19,350

Accruing Loans Past Due 90 Days or More
Commercial Real Estate	822	—	2,917
Consumer	920	1,137	1,803

Total Accruing Loans Past Due 90 Days or More	1,742	1,137	4,720

Total Non-Performing Loans	6,376	12,964	24,070
Foreclosed Assets	71	187	4,495

Total Non-Performing Assets	$6,447	$13,151	$28,565

Non-Performing Loans to Loans at End of Period	0.40%	0.85%	1.46%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.41	0.86	1.73